     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 13, 1998
                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 -----------
                                   FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
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                           FEDERATED INVESTORS, INC.
            (Exact name of registrant as specified in its charter)

      PENNSYLVANIA                 6722                    25-1111467
     (State or other         (Primary Standard          (I.R.S. Employer
     jurisdiction of            Industrial             Identification No.)
    incorporation or        Classification Code
      organization)               Number)

                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779
                                (412) 288-1900
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               JOHN W. MCGONIGLE
                 EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779
                                (412) 288-1900
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 -----------
                                With Copies To:

                               MICHAEL C. MCLEAN
                          KIRKPATRICK & LOCKHART LLP
                             1500 OLIVER BUILDING
                      PITTSBURGH, PENNSYLVANIA 15222-2312
                                (412) 355-6500


  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-48405

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                                PROPOSED
                                                 AMOUNT         MAXIMUM     PROPOSED MAXIMUM   AMOUNT OF
                   TITLE OF EACH CLASS OF        TO BE       OFFERING PRICE     AGGREGATE     REGISTRATION
                 SCURITIES TO BE REGISTERED  REGISTERED(1)    PER SHARE(2)  OFFERING PRICE(2)    FEE(2)
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
Class B Common Stock, no par value per
 share..................................... 1,455,543 shares     $19.00        $27,655,317       $8,159

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(1) Includes 188,552 shares of Class B Common Stock that the U.S. Underwriters and the International Undwriters have options to purchase to cover over-allotments if any.
(2) Estimated solely for the purpose of calculating the registration fee.

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

                               EXPLANATORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. The contents of Registration Statement No. 333-48405, as amended by Amendments No. 1, 2 and 3 thereto, including any prospectuses filed pursuant thereto in accordance with Rule 424 promulgated under said Securities Act, and each of the documents incorporated or deemed to be incorporated by reference therein, are hereby incorporated herein by reference.

  The registrant hereby certifies that (i) it has instructed Mellon Bank, N.A. to transmit to the Commission's account by wire transfer of immediately available funds the additional fee specified on the facing sheet hereof relating to additional shares being registered hereby; (ii) the registrant will not revoke such instructions; and (iii) the registrant has sufficient funds to cover the amount of such filing fee. The registrant undertakes to confirm the receipt of such instruction by Mellon Bank, N.A. on the business day following the date hereof.

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

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on May 13, 1998.

                                          FEDERATED INVESTORS, INC.

                                              /s/ J. Christopher Donahue
                                          By:
                                             ----------------------------------
                                             J. Christopher Donahue
                                             President and Chief Executive
                                             Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                  CAPACITY
                                                                DATE




            *                 Chairman and Director          May 13, 1998
-------------------------
John F. Donahue




/s/ J. Christopher Donahue    President, Chief Executive     May 13, 1998
-------------------------      Officer and Director
J. Christopher Donahue




            *                 Director                       May 13, 1998
-------------------------
John W. McGonigle




/s/ Thomas R. Donahue         Chief Financial Officer        May 13, 1998
-------------------------      (Principal Financial and
Thomas R. Donahue              Accounting Officer)

*By: /s/ Thomas R. Donahue
  ----------------------
  Thomas R. Donahue
  Attorney-in-Fact

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

EXHIBITS INDEX

  The following exhibits are filed as part of this registration statement:

 EXHIBIT
 NUMBER                              DESCRIPTION
 -------                             -----------
   5.01  Opinion of Kirkpatrick & Lockhart LLP as to the legality of the securities being registered (Filed herewith)
  23.01  Consent of Kirkpatrick & Lockhart LLP (included in opinion filed as
         Exhibit 5.01)(1)
  23.02  Consent of Ernst & Young LLP (Filed herewith)
  23.03  Consent of KPMG Peat Marwick LLP (Filed herewith)
  24.01  Power of Attorney (included on signature page)

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